[Confidential treatment has been requested for portions of this exhibit. The confidential portions have been redacted and are denoted by [______________]. The confidential portions have been separately filed with the commission.]



                   AMENDMENT TO JOINT DEVELOPMENT AGREEMENT

      This AMENDMENT TO JOINT DEVELOPMENT AGREEMENT (this "Agreement") is made as of September 30, 1997 by and between ALEXION PHARMACEUTICALS, INC., a Delaware corporation ("Alexion"), having its principal place of business at 25 Science Park, Suite 360, New Haven, Connecticut 06511, and UNITED STATES SURGICAL CORPORATION, a Delaware Corporation ("USSC"), having its principal place of business at 150 Glover Avenue, Norwalk, Connecticut 06856.

                                   Background

      A. Alexion and USSC entered into a Joint Development Agreement dated as of July 31, 1995 (the "Original Agreement"), pursuant to which Alexion and USSC established a cooperative arrangement for the development and commercialization of certain proprietary technology of Alexion relating to [________________]. (Capitalized terms not otherwise defined herein have the meaning given in the Original Agreement.)

      B. In view of (i) the substantial progress made by Alexion toward certain milestones in the Original Agreement and (ii) certain inventions acquired by Alexion that may have application in the Field, USSC desires to (a) recognize Alexion's research and pre-clinical progress by increasing USSC's investment in Alexion on the terms and conditions set forth in a certain Share Purchase Agreement being entered into contemporaneously with this Agreement and (b) obtain exclusive rights to such inventions in the Field, and Alexion and USSC wish to modify the Original Agreement as set forth below.

      In consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1.    Pre-Clinical Funding

            1.1 Subsection 3.4(c)of the Original Agreement is hereby amended by deleting clauses 3.4(c)(i)(B) and 3.4(c)(ii) in their entirety.

            1.2 Subsection 3.4(d) of the Original Agreement is hereby amended by inserting the following sentence at the beginning of such paragraph: "It is agreed that two important milestones are the attainment of the DC/HT Milestone and the Primate Milestone," and by deleting from the first sentence thereof the phrase "make the payment associated with such milestone or."

      2.    Amendment of License to Include New Patent Application; Certain
Pigs

            2.1 The parties wish to confirm that "Alexion Transplantation Technology Invention" shall include the invention described in the New Patent Application (as defined below), which invention shall hereafter be deemed to be within the scope of the license with respect to Alexion Transplantation Technology Inventions granted to USSC pursuant to Section 3.5(h) of the Original Agreement.

            2.2 The Disclosure Schedule appended to the Original Agreement is hereby amended by adding as Patent No. 20. disclosed thereon, the following patent application and all patents which issue thereon and foreign counterparts thereof, any continuations, continuations-in-part, divisions, reissues, reexaminations, additions and renewals of any such applications or patents (collectively, the "New Patent Application"):

            "20.  [___________________________________________]

            2.3 (a) Notwithstanding the provisions of the Section 6.2 of the Original Agreement, transgenic pigs produced both (i) under the license to the New Patent Application granted pursuant to Section 2.2 of this Agreement and
(ii) during the performance of the Research and Development Programs under the Original Agreement shall be owned by USSC ("USSC Pigs"), with the exclusive worldwide marketing, sales and distribution rights for the USSC Pigs, subject to the reservation and retention by Alexion of an undivided co-ownership interest in all [__________] ("[ ]Constituents"), and the perpetual, royalty-free, non-transferable right and license to practice all technology of Alexion or in which it has an interest which may be included in the USSC Pigs for research purposes, only on a non-commercial basis, and subject to the other provisions of this Section 2.3.

            (b) USSC's rights to use the USSC Pigs (including [____________] Constituents) shall be limited to the Field, and by the scope, duration and any other limitations on USSC's rights to use Transplantation Technology or sell Products or which is otherwise applicable pursuant to the Original Agreement, including the licenses granted to USSC with respect to the New Patent Application.

            (c) Alexion shall own the exclusive, worldwide right, with the right of assignment or license, to make, have made, use and sell transgenic pigs (other than USSC Pigs) produced under the New Patent Application outside the Field. Alexion shall have no duty to seek the consent or approval of USSC, nor to account to USSC, for use of [_____________] Constituents outside the Field or pursuant to the research license reserved by Alexion. USSC and Alexion each hereby waives any rights it may now or hereafter have with respect to partition.

            (d) USSC shall, at any time and from time to time, upon reasonable notice and during normal business hours, provide Alexion with [_____________________], for the purpose of allowing Alexion
[____________________________________] as Alexion may reasonably require.
[___________________________________________]

            2.4 (a) All terms defined in the Original Agreement based on or incorporating, directly or indirectly, the term specified below shall be deemed modified as follows:

                        (i) Alexion Transplantation Technology Invention, including without limitation, the terms Products, Transplantation Technology and Net Sales, shall be deemed modified to the extent necessary to include the New Patent Application, and

                        (ii) Products, including without limitation, the term Net Sales, shall be deemed modified to the extent necessary to include USSC Pigs and [____________] Constituents.

            (b) The provisions of Section 3.5(n) of the Original Agreement shall be applicable to transfers or licenses by USSC of rights to USSC Pigs or [___________] Constituents as if same were Products, and the provisions of
Section 6.4 of the Original Agreement shall set forth the allocation of patent prosecution and litigation responsibilities for USSC Pigs (including Germline Constituents).

            2.5 The rights granted to USSC in this Agreement with respect to the USSC Pigs and [______________] Constituents shall not be construed to confer any rights upon USSC by implication, estoppel or otherwise as to any technology licensed to USSC pursuant to the Original Agreement, including the New Patent Application, or any technology not specifically identified in this Agreement as or included within such rights, and no other assignments or licenses are made or granted by implication, estoppel or otherwise, by this Agreement.

            2.6 The parties acknowledge and agree that the invention described in the New Patent Application or a portion thereof, including technology to create USSC Pigs, was developed with financial or other assistance from the United States of America, and that applicable statutes, regulations and Executive Orders of the United States of America may control, apply to or affect USSC's rights to such technology. Without limiting the foregoing, such license to, conveyance of, and the rights thereunder of, USSC shall be, with respect to the New Patent Application and USSC Pigs (including [_______________________] Constituents), subject to the license and other rights granted to and reserved by the United States Government pursuant to Section 11 of the General Terms and Conditions to that certain Advanced Technology Program, Cooperative Agreement [____________________________________________________________________].

            2.7 Subject to Section 2.6 of this Agreement, Alexion hereby makes and repeats the representations and warranties set forth in Section 8.1 of the Original Agreement with respect to this Agreement, the New Patent Application and the USSC Pigs, all of which are true and correct with respect thereto. ALEXION ALSO HEREBY MAKES AND REPEATS THE EXCLUSIONS AND LIMITATIONS SET FORTH IN SECTIONS 9.4 AND 9.5 OF THE ORIGINAL AGREEMENT AS SUCH EXCLUSIONS AND LIMITATIONS PERTAIN TO USSC PIGS (INCLUDING [______________] CONSTITUENTS).

      3. Additional Payment.

            3.1 Upon the execution hereof, USSC shall pay to Alexion $3,500,000 (the "Additional Payment") by wire transfer in

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


good funds in accordance with wire transfer instructions previously provided by Alexion to USSC.

            3.2 The Additional Payment shall be a one-time, non- refundable fee paid by USSC in consideration for Alexion's grant of the foregoing license with regard to the New Patent Application and rights with regard to USSC Pigs. Such payment shall not be credited against any royalty payable under Section 3.5(i) of the Original Agreement or any other amount payable by USSC to Alexion.

       4. Effect of this Amendment. Except as expressly amended or modified hereby, the Original Agreement shall remain in full force and effect.

            The parties have caused this Agreement to be signed by their respective officers as of the date first written above.

                                    ALEXION PHARMACEUTICALS, INC.

                                    By: /s/ DAVID KEISER
                                       ----------------------------------------
                                       Name: David Keiser
                                       Title: Exec VP & COO

                                    UNITED STATES SURGICAL CORPORATION

                                    By: /s/ RICHARD A. DOUVILLE
                                       ----------------------------------------
                                       Name: Richard A. Douville
                                       Title:   Senior Vice President


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